Innovator Nasdaq-100 Managed Floor ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 95.4%	Shares	Value
Auto Manufacturers - 2.9%
Tesla, Inc. (a)	47,979	$ 14,931,545

Beverages - 1.3%
Keurig Dr Pepper, Inc.	223,252	6,947,602

Biotechnology - 2.1%
Alnylam Pharmaceuticals, Inc. (a)	13,238	2,720,674
Gilead Sciences, Inc.	63,835	8,311,955
		11,032,629

Commercial Services - 2.6%
Automatic Data Processing, Inc.	51,116	13,620,369

Computers - 10.5%
Apple, Inc.	138,929	42,916,558
Sandisk Corp. (a)	3,981	4,836,238
Western Digital Corp.	13,269	7,229,482
		54,982,278

Electric - 1.7%
Xcel Energy, Inc. (b)	116,611	9,118,980

Engineering & Construction - 0.0% (c)
Ferrovial NV	1	64

Internet - 15.9%
Alphabet, Inc. - Class A	52,323	18,633,790
Alphabet, Inc. - Class C	48,833	17,416,290
Amazon.com, Inc. (a)	95,486	25,932,088
AppLovin Corp. - Class A (a)	13,079	5,177,976
Meta Platforms, Inc. - Class A	28,630	15,938,607
		83,098,751

Lodging - 1.7%
Marriott International, Inc. - Class A	23,379	8,716,393

Media - 1.1%
Comcast Corp. - Class A	242,667	5,814,301

Miscellaneous Manufacturing - 0.7%
Axon Enterprise, Inc. (a)	7,320	3,863,203

Oil & Gas - 0.8%
Diamondback Energy, Inc.	21,631	4,390,011

Pharmaceuticals - 0.9%
Dexcom, Inc. (a)	58,151	4,852,701

Retail - 5.7%

Ross Stores, Inc.		31,050		7,795,724
Walmart, Inc.		198,511		22,074,423
				29,870,147

Semiconductors - 31.2% (d)
Advanced Micro Devices, Inc. (a)		47,577		22,653,788
Applied Materials, Inc.		23,777		12,070,870
ARM Holdings PLC - ADR (a)(b)		10,003		2,397,619
Astera Labs, Inc. (a)		7,472		2,325,511
Broadcom, Inc.		51,438		20,023,785
Intel Corp. (a)		146,002		13,169,380
Lam Research Corp.		56,804		16,644,708
Microchip Technology, Inc.		66,483		4,939,022
Micron Technology, Inc.		27,725		22,818,507
NVIDIA Corp.		232,700		46,714,525
				163,757,715

Software - 12.6%
Datadog, Inc. - Class A (a)		22,886		6,132,761
Microsoft Corp.		76,036		35,335,450
Roper Technologies, Inc.		16,147		6,329,140
Take-Two Interactive Software, Inc. (a)		25,876		6,285,798
Workday, Inc. - Class A (a)		74,512		11,947,254
				66,030,403

Telecommunications - 2.6%
Cisco Systems, Inc.		115,265		13,369,587

Transportation - 1.1%
Old Dominion Freight Line, Inc.		27,785		5,894,310
TOTAL COMMON STOCKS (Cost $389,261,832)				500,290,989

PURCHASED OPTIONS - 2.3% (a)	Notional Amount	Contracts		Value
Put Options - 2.3%
Invesco QQQ Trust Series 1 (e)(f)(g)
Expiration: 09/30/2026; Exercise Price: $540.00	127,553,346	1,854		366,165
Expiration: 12/31/2026; Exercise Price: $555.00	127,553,346	1,854		1,595,367
Expiration: 03/31/2027; Exercise Price: $520.00	127,553,346	1,854		1,904,985
Expiration: 06/30/2027; Exercise Price: $660.00	120,604,647	1,753		8,050,653
TOTAL PURCHASED OPTIONS (Cost $21,464,111)				11,917,170

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 2.1%		Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (h)		11,204,643		11,204,643
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $11,204,643)				11,204,643

TOTAL INVESTMENTS - 99.8% (Cost $421,930,586)				523,412,802
Money Market Deposit Account - 2.6% (i)				13,585,793
Liabilities in Excess of Other Assets - (2.4)%			(0.02419)	(12,685,102)
TOTAL NET ASSETS - 100.0%				$ 524,313,493

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $10,940,530.
(c)	Represents less than 0.05% of net assets.
(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(e)	Exchange-traded.
(f)	100 shares per contract.
(g)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(h)	The rate shown represents the 7-day annualized yield as of July 31, 2026.
(i)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2026 was 3.45%.

Innovator Nasdaq-100 Managed Floor ETF
Schedule of Written Options
July 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.2)%	Notional Amount	Contracts	Value
Call Options - (0.2)%
NASDAQ 100 Index (a)(b)
Expiration: 08/03/2026; Exercise Price: $29,825.00	$ (161,162,940)	(57)	$ (6,840)
Expiration: 08/07/2026; Exercise Price: $29,275.00	(169,645,200)	(60)	(189,900)
Expiration: 08/12/2026; Exercise Price: $29,000.00	(163,990,360)	(58)	(914,660)
TOTAL WRITTEN OPTIONS (Premiums received $2,227,150)			$ (1,111,400)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Innovator Nasdaq-100 Managed Floor ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$ 500,290,989	$ –	$ –	$ 500,290,989
Purchased Options	11,917,170	–	–	11,917,170
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	11,204,643
Total Investments	$ 512,208,159	$ –	$ –	$ 523,412,802

Liabilities:
Investments:
Written Options	$ (1,111,400)	$ –	$ –	$ (1,111,400)
Total Investments	$ (1,111,400)	$ –	$ –	$ (1,111,400)

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2026
(% of Net Assets)
Common Stocks	$ 500,290,989	95.4%
Purchased Options	11,917,170	2.3
Written Options	(1,111,400)	(0.2)
Money Market Deposit Account	13,585,793	2.6
Investments Purchased with Proceeds from Securities Lending	11,204,643	2.1
Liabilities in Excess of Other Assets	(11,573,702)	(2.2)
	$ 524,313,493	100.0%